EXHIBIT 10.02
CONFIDENTIAL TREATMENT REQUESTED
     FormFactor 2004/2005 Pricing for Infineon FY 2005

3/15/2005
FormFactor/ Infineon VPA October 1st,2004 to September 30th,2005

PH SIZE	Number of DUT	Cost/Credit per DUT	Base Price 2003		Base Price 2004-2005		Base price >01.July 2005			Notes
PH50	* * *		$	***	$	***	$	***
PH75	* * *		$	***	$	***	$	***
PH50/75	* * * to * * *		$	***	$	***	$	***
PH50/75	* * * to * * *		$	***	$	***	$	***
PH50/75 * * * and * * *	* * * to * * *			n/a	$	***	$	***
PH100 * * * and * * *	* * *	$* * * / DUT if <	$	***	$	***	$	***
PH100 * * * and * * *	* * *	$* * * / DUT if <	$	***	$	***	$	***
PH100 * * * and * * *	* * *	$* * * / DUT if > or <	$	***	$	***	$	***
PH100 * * * and * * *	* * *	$* * * / DUT if > or <	$	***	$	***	$	***
PH150 (PH150 with * * *)	* * *	$* * * / DUT if > or <	$	***	$	***	$	***
PH150S (PH150 with * * *)	* * *	$* * * / DUT if >	$	***	$	***	$	***	0-30*
	* * *	$* * * / DUT if >	$	***	$	***	$	***	31-60*
	* * *	$* * * / DUT if >	$	***	$	***	$	***	>60PC*

* price valid for * * * DUT - not part of * * *

Note:
	1	* * *% NRE credit at * * * cards per design, * * *% credit at * * * cards (worldwide usage) NRE: PH50/75 $* * * - PH100 $* * * - PH150 and PH150S $* * *
	2	Bi-Monthly Up-dated Forecast for 12 rolling months on all Memory Product PC’s. Any major change of current FC will be communicated asap.
	3	Payment terms * * * Day’s FCA Livermore or * * *Day’s after PC site acceptance for Beta PC under Beta Agreement
	4	Probe card specification is defined in the agreed Supplemental Specification * * * Rev1 7-24-02 - 12/02 Up-Date
	5	All new available technologies during VPA period will be negotiated separately when needed.
	6	Price are confidential between Infineon and FormFactor.
	7	Pricing is for standard basic products, any special PC have to be priced separately ( like * * * /* * * Stepping/ Post Cards and * * *)
	8	Pricing is based on FormFactor quarterly published Lead-Time Matrix, delivery expedites and capacity reservation will be priced separately.
	9	Pricing is based on a maximum of * * * springs per DUT. $* * */pin additional cost applies for probe cards with pins/DUT >* * *
	10	Pricing is valid for * * * * * */* * */* * */* * * - * * */* * * have their own Pricing Agreements with FormFactor
	11	* * * PH150S price reduction Road Map, as communicated to Infineon in January 2005 with a target of * * *% every * * *months starting Q4-2005 to Q2-2007, is part of this VPA
	*	Cumulative PH150S orders from * * * * * */* * */* * */* * */* * * from October 1st,2004.

Infineon Technologies AG		FormFactor

Name	Kenneth E. Marin	Name	Peter B. Mathews	Dieter Kraemer
Title	Commodity Manager	Title	Sr. VP., Worldwide Sales	Director European Sales

Signature	/s/ i.v. KENNETH E. MARIN	Signature	/s/ PETER B. MATHEWS	/s/ DIETER KRAEMER
Date	27.April 2005	Date	June 7, 2005	15.March 2005

Name	Christian Brunner
Title	Sen. Director [illegible]

Signature	/s/ i.v. CHRISTIAN BRUNNER
Date	26.4.2005
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *.
A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
FormFactor and Infineon Confidential